UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 26, 2006
                Date of Report (Date of earliest event reported)

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                    001-16197                   22-3537895
           (Commission File Number) (IRS Employer Identification No.)

               158 Route 206, Peapack-Gladstone, New Jersey 07934
                    (Address of principal executive offices)

                          (908) 234-0700 (Registrant's
                     telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01   Other Events.

On September 26, 2006, Peapack-Gladstone Financial Corporation (the "Corporation") issued a press release reporting a balance sheet restructuring initiative. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference in its entirety.

The information disclosed under this Item 8.01, including Exhibit 99.1, shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01   Financial Statements and Exhibits.

     Exhibits.

              Exhibit No.   Title
              -----------   -----

                99.1        Press Release dated September 26, 2006.

The press release disclosed in this Item 9.01 as Exhibit 99.1 shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.


                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: September 27, 2006   By: /s/ Arthur F. Birmingham
                                ---------------------------------------------
                            Arthur F. Birmingham
                            Executive Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX

          Exhibit No.        Title
          -----------        -----

          99.1               Press Release dated September 26, 2006.